CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of the Chiron Capital Allocation Fund, a series of The Advisors' Inner Circle Fund III, which are also incorporated by reference into the Registration Statement. We also consent to the references to us relating to the incorporation by reference of our report dated December 22, 2016 contained in the 2016 Annual Report to Shareholders as well as under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of the Knights of Columbus Limited Duration Bond Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Equity Fund, and the Knights of Columbus International Equity Fund, each constituting a series of The Advisors' Inner Circle Fund III, which are also incorporated by reference into the Registration Statement. We also consent to the references to us relating to the incorporation by reference of our report dated December 22, 2016 contained in the 2016 Annual Report to Shareholders as well as under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of the Logan Circle Partners Core Plus Fund, a series of The Advisors' Inner Circle Fund III, which are also incorporated by reference into the Registration Statement. We also consent to the references to us relating to the incorporation by reference of our report dated December 22, 2016 contained in the 2016 Annual Report to Shareholders as well as under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of the NorthPointe Small Cap Value Fund and the NorthPointe Large Cap Value Fund, each constituting a series of The Advisors' Inner Circle Fund III, which are also incorporated by reference into the Registration Statement. We also consent to the references to us relating to the incorporation by reference of our report dated December 22, 2016 contained in the 2016 Annual Report to Shareholders as well as under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of the PineBridge Dynamic Asset Allocation Fund, a series of The Advisors' Inner Circle Fund III, which are also incorporated by reference into the Registration Statement. We also consent to the references to us relating to the incorporation by reference of our report dated December 22, 2016 contained in the 2016 Annual Report to Shareholders as well as under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 28, 2017